Investor Presentation May 2019 Exhibit 99.1

2 Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements generally relate to our financial condition, results of operations, plans, objectives, future performance, or business . They usually can be identified by the use of forward - looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “proposes,” “goals,” “estimates,” “will,” “may,” “should,” “could,” “would,” “continues,” “intends to,” “outlook,” “pending,” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties . These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, some of which remain beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements . Factors that could cause actual results to differ materially from the results anticipated may include, but are not limited to, the following : (1) deterioration in the financial condition of borrowers resulting in significant increases in our loan losses and provisions for those losses and other adverse impacts to our results of operations and financial condition ; (2) the failure of assumptions underlying the establishment of reserves for possible loan losses ; (3) legislative and regulatory changes, including changes in banking, tax, and securities laws and regulations and their application by our regulators ; (4) changes in interest rates that affect the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest - sensitive assets and liabilities ; (5) changes in financial market conditions, either internationally, nationally, or locally in areas in which we conduct operations ; (6) changes in accounting principles, policies, and guidelines applicable to bank holding companies and banking ; (7) impairment of investment securities, goodwill, other intangible assets or deferred tax assets, including any of the foregoing associated with our potential acquisition activity ; (8) the effects of competition from other commercial banks, non - bank lenders, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and mutual funds, and other financial institutions operating in our market area and elsewhere, together with such competitors offering banking products and services by mail, telephone, and the Internet that compete with the services we offer in our markets ; (9) our ability to attract and retain key personnel experienced in banking and financial services ; (10) the effect of any mergers, acquisitions, or other transactions, to which we or the Bank may from time to time be a party, including management’s ability to successfully integrate any businesses acquired ; (11) operational risks, including data processing system failures or fraud ; (12) cyber - attacks and other data breaches that compromise the security of our customer information ; and (13) such other matters as discussed in this presentation or identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), particularly those matters described under the heading “Risk Factors” in our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q and in our other reports filed with the SEC . We caution you not to place undue reliance on these forward - looking statements, which reflect management’s view only as of the date of this presentation . We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . Caution Regarding Forward - Looking Statements

3 Certain financial measures we use to evaluate our performance and discuss in this presentation are identified as being “non - GAAP financial measures . ” In accordance with the rules of the SEC, we classify a financial measure as being a non - GAAP (generally accepted accounting principles) financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP as in effect from time to time in the United States in our statements of operations, balance sheet or statements of cash flows . Non - GAAP financial measures do not include operating and other statistical measures or ratios or statistical measures calculated using exclusively either financial measures calculated in accordance with GAAP, operating measures or other measures that are not non - GAAP financial measures or both . The non - GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP . Moreover, the manner in which we calculate the non - GAAP financial measures that we discuss in this presentation may differ from that of other companies reporting measures with similar names . You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non - GAAP financial measures we have discussed in this presentation when comparing such non - GAAP financial measures . Tangible common equity, tangible assets, and tangible book value per share are non - GAAP measures generally used by financial analysts and investment bankers to evaluate financial institutions . We calculate : (a) tangible common equity as shareholders’ equity less goodwill and core deposit intangibles, (b) tangible assets as total assets less goodwill and core deposit intangibles, and (c) tangible book value per share as tangible common equity (as described in clause (a)) divided by shares of common stock outstanding . A reconciliation of these non - GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP is included under the heading “Non - GAAP Reconciliation” on slide 23 . We believe that these measures are important to many investors in the marketplace who are interested in changes from period to period in common equity, total assets, and book value per common share exclusive of changes in intangible assets . Non - GAAP Financial Measures

Note: Market data as of market close April 22, 2019 Source: S&P Global Market Intelligence; Company Documents 4 Select Bancorp, Inc., the holding company for Select Bank & Trust, was incorporated in 2003 and is headquartered in Dunn, N.C. and offers a range of retail, small business and commercial banking services. We serve communities in North and South Carolina through 19 full - service banking offices in Burlington, Charlotte, Clinton, Dunn, Elizabeth City, Fayetteville, Goldsboro, Greenville, Holly Springs, Leland, Lillington, Lumberton, Morehead City, Raleigh, Washington and Wilmington, North Carolina, and Blacksburg, Six Mile and Rock Hill, South Carolina as well as two loan production offices in New Bern and Wilson, North Carolina. We plan to expand our footprint through an acquisition of a branch from another financial institution in Virginia Beach, Virginia, which we anticipate will close in the second quarter of 2019. While our presence in these communities and the markets surrounding these communities is important, we are committed to offering banking services that allow our customers to bank with us on their own schedules from wherever they are. Our goal is to provide a common sense approach to banking with knowledgeable staff and superior products and services. NASDAQ: SLCT ▪ Shares Outstanding: 19,326,485 ▪ Market Cap: $229.0M ▪ P/TBV: 122.4% ▪ P/LTM EPS: 13.3x ▪ Average Daily Volume: 18,492 shares Company Overview 3 Year Total Return Charlotte Raleigh Greenville Wilmington Columbia Greenville Virginia Beach Branch Locations Loan Production Offices Branch Coming Soon 47% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19

5 Why Select Bancorp? x Attractive franchise in central and eastern North Carolina, Upstate South Carolina and Virginia Beach, Virginia (expected 2 nd Quarter 2019) x Emerging presence in three of North Carolina’s most attractive markets: Raleigh, Charlotte, and Wilmington x Improving performance with capacity for earnings growth x Proven ability to successfully execute and integrate acquisitions x Strong credit culture – unwavering underwriting standards have led to exceptional asset quality x Expanding market reach into Virginia with pending acquisition of Virginia Beach branch x Scarcity value - very few Carolinas based community banks of this size

Building Blocks to the Future Our goal is to be the bank of choice in the communities we serve by providing exceptional customer service, superior products and experienced bankers using a common sense approach to banking. Opportunities For Efficiencies Experienced and Successful Leadership Team Superior Products and Services Potential for Increased Market Share 6 Seasoned Acquiror

7 Recent Highlights ▪ Proposed acquisition of branch in Virginia with approximately $30+ million in deposits ▪ Expanded presence in the Raleigh area with opening of new branch in Holly Springs in the first quarter of 2019 ▪ Completed $63.25 million stock offering on August 30, 2018 ▪ Record earnings of $4.5 million in the 4 th quarter of 2018 ▪ Added to the Russell Index in June 2018 ▪ Hired new director of SBA/Government Lending division ▪ Named to Capital Investment Companies’ “Carolinas Index” in June 2018 ▪ Added new mortgage department at the end of 2017 Source: S&P Global Market Intelligence, FIG Partners, Company Documents

8 Corporate Leadership A native of North Carolina, Bill has been in the banking industry since 1983. Bill has served as President and Chief Executive Officer of Select Bank & Trust since 2014. He served as President and Chief Executive Officer of New Century Bank (predecessor to Select Bank) from 2008 – 2014 and as Chief Executive Officer of the former New Century Bank of Fayetteville from 2004 - 2008. He is a graduate of the University of North Carolina in Chapel Hill, N.C. William L. “Bill” Hedgepeth II President & Chief Executive Officer A native of Delaware, Keith has been in the banking industry since 1980. He has served as Chief Banking Officer since January 2017. He previously served as Regional Executive for thr bank’s New Hanover and Brunswick County, North Carolina markets. He founded Port City Capital Bank in Wilmington in 2001 and served as the bank’s President and Chief Executive Officer until the bank was sold in 2006. He is a graduate of St. Andrews Presbyterian College in Laurinburg, N.C. W. Keith Betts Chief Banking Officer A native of Georgia, Mark has been in the banking industry since 2004. Mark has served as Chief Financial Officer of Select Bank since 2014. He served as Chief Financial Officer of Millennium Bank from 2009 - 2014 and as Chief Financial Officer of Asheville Savings Bank from 2007 - 2008. He also served as Controller and interim Chief Financial Officer of Gateway Bank from 2004 - 2007. He is a graduate of East Carolina University in Greenville, N.C. Mark A. Jeffries Chief Financial Officer A native of North Carolina, Lynn has been in the banking industry since 2003. Lynn was named Chief Operating Officer in 2017, after serving as chief administrative officer for Select Bank & Trust since 2014. She served as Corporate Ethics Officer and Human Resources Director from 2011 - 2014 and as the Human Resources Director from 2003 - 2014. Lynn is certified as a Senior Professional of Human Resources (SPHR) and as a Corporate Compliance Ethics Professional (CCEP). She is a graduate of Wake Technical Community College in Raleigh, N.C. Lynn H. Johnson Chief Operating Officer A native of Virginia, Rick has been in the banking industry since 1981. He has served as Chief Credit Officer for Select Bank & Trust since 2014. He served as Chief Credit Officer for New Century Bank from 2012 - 2014 and as a Senior Credit Administrator from 2008 - 2012. He is a graduate of Appalachian State University in Boone, N.C. David Richard “Rick” Tobin, Jr. Chief Credit Officer J. Gary Ciccone Chairman of the Board Mr. Ciccone has served as chairman of the board of directors of Select Bank & Trust and Select Bancorp, Inc. since April 2008. As owner and vice president of Nimocks , Ciccone & Townsend in Fayetteville, he has extensive experience in real estate development and commercial real estate brokerage while also developing and managing numerous commercial properties. Mr. Ciccone holds a B.S. in Business Administration from the University of North Carolina at Chapel Hill and a law degree from the University of North Carolina School of Law, Chapel Hill, N.C.

¹B ased on the sum of (i) a total of 19,326,485 shares of common stock outstanding as of March 31, 2019, and (ii) options to purchase shares of common stock which are exercisable as of or within 60 days of March 31, 2019. Source: Public Company Documents 9 Board of Directors Director Business Experience Ownership¹ J. Gary Ciccone Chairman of the Board Founding Director of New Century Bank of Fayetteville; Partner of Nimocks , Ciccone, & Townsend (real estate brokerage) 0.84% Charles “Chuck” R. Davis Chairman of C.A. Short Company (real estate development) 0.81% James H. Glen Jr. Founding Director of Select Bank & Trust and Select Bancorp of Greenville (acquired by the Company in 2014); President of Glen and Hewett LLC in Charlotte, NC (consulting firm) 0.37% Oscar N. Harris CPA; Mayor, City of Dunn, NC; Former Senior Partner and President of Oscar N. Harris & Associates P.A.; Former North Carolina State Senator; Founding Director of New Century Bank of Dunn 2.28% Alicia Speight Hawk Director of Advancement for The Oakwood School in Greenville, NC 0.19% Gerald W. Hayes Jr. Attorney and President of Hayes, Williams, Turner & Daughtry, P.A.; Founding Director of New Century Bank of Dunn 0.75% William L. "Bill" Hedgepeth II President & Chief Executive Officer of Select Bank & Trust and Select Bancorp 0.42% Ronald V. "Ronnie" Jackson President of Clinton Truck and Tractor Company 0.30% John W. McCauley Chief Executive Officer of Highland Paving Co. LLC; Vice President of McCauley - McDonald Investments; Founding Director of New Century Bank of Fayetteville 0.38% Carlie C. "Mack" McLamb Jr. President of Carlie C's IGA, Inc. (grocery store) 0.53% V. Parker Overton Founding member & former Chairman of the Board of Select Bank & Trust and Select Bancorp of Greenville; Retired owner of Overton's Sports Center (sporting goods retailer) 0.80% Anthony E. "Tony" Rand President of Rand & Gregory, P.A.; Member, North Carolina Education Lottery Commission; Former Chairman of the North Carolina Post Release Supervision & Parole Commission; Former North Carolina State Senator; Former Majority Leader of the North Carolina State Senate; Founding Director of New Century Bank of Fayetteville 0.49% Sharon Lamb Raynor President of LIFE, Inc. (long - term care provider) 1.45% K. Clark Stallings Vice President of Stallings Group, Ltd. 5.12% W. Lyndo Tippett Founding Director of New Century Bank of Fayetteville; CPA; Former Secretary of the North Carolina Department of Transportation 0.22% Seth M. Wilfong Partner at Atlas Principals LLC (technology investor) 0.99% Total Insider Ownership¹ of 15.94%

10 Franchise Footprint 19 Branches ● 2 Loan Production Offices ● 1 Branch Coming Soon ● Over 200 Employees Source: S&P Global Market Intelligence Striving to be The Bank of Choice in the Communities We Serve Wilmington Branch Locations Loan Production Offices Branch Coming Soon Virginia Beach Dunn Mt. Pleasant Savannah Johnson City Norfolk Elizabeth City

7.3% 11.7% 3.2% 8.0% 12.3% 3.0% 7.1% 6.0% 3.6% 5.2% 10.2% 3.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Proj. 2024 Population Growth (%) Proj. 2024 Household Income Growth (%) Unemployment Rate Charlotte-Concord-Gastonia, NC-SC Raleigh, NC Wilmington, NC North Carolina Charlotte - Concord - Gastona, NC - SC 13.9% Raleigh, NC 2.7% Wilmington, NC* 3.4% Dunn, NC 21.6% Fayetteville, NC 11.8% Greenville, NC 11.1% Goldsboro, NC 8.0% Elizabeth City, NC 6.5% Lumberton, NC 4.8% Burlington, NC 4.7% Gaffney, SC 2.4% Morehead City, NC 2.1% Washington, NC 1.4% Greenville - Anderson - Mauldin, SC 1.5% Non - MSA Deposits 4.1% 11 Emerging Presence in Attractive Markets *Includes Leland, NC office Sources: S&P Global Market Intelligence, Charlotte Chamber of Commerce, Research Triangle Park, Wake County Economic Development, Town of Garner, North Carolina Ports, Trip Advisor Charlotte, NC Raleigh, NC Wilmington, NC ▪ Key industries are financial services, healthcare and technology ▪ Greater than 53% of the United States population lives within two hours of Charlotte via plane ▪ Home to Research Triangle Park, the nation’s largest research park, which houses more than 250 firms with over 50,000 employees ▪ Industries of focus include: information technology, life sciences and advanced manufacturing ▪ The nearby town of Garner will soon be the site of a new Amazon distribution center with 1,500 new jobs ▪ The Port of Wilmington is one of the most active along the east coast - boasts 1 million sq. ft. of covered storage space, 125 acres of open storage, 6,740 ft. of frontage on the wharf, and a channel depth of 42 feet ▪ Ranked 3 rd of the “10 Top Destinations on the Rise” in the United States by Trip Advisor Deposit Breakdown as of 6/30/18 Market Demographics

$214,900 $117,003 $109,860 $- $50,000 $100,000 $150,000 $200,000 $250,000 Dunn Fayetteville Greenville ($000s) 4.9% 9.9% 3.7% 7.5% 10.2% 4.1% 4.4% 2.6% 4.6% 5.2% 10.2% 3.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Proj. 2024 Population Growth (%) Proj. 2024 Household Income Growth (%) Unemployment Rate Greenville, NC Dunn, NC Fayetteville, NC North Carolina 12 Continued Focus on Our Historical Markets Sources: S&P Global Market Intelligence, Dunn Area Chamber of Commerce, NC Department of Military and Veterans Affairs, Fayetteville Cumberland County Economic Development Corporation, Greenville Office of Economic Development, East Carolina University Dunn, NC Fayetteville, NC Greenville, NC ▪ Top employers in the MSA include: Campbell University, Harnett Health, and Delhaize America ▪ Close to the major U.S. interstates 95 and 40 as well as US 301 and 421 ▪ Fort Bragg draws a large military presence, employing 65,000+ individuals (both civilian and active duty) ▪ Other key industries include healthcare, logistics, and manufacturing ▪ Healthcare is a major industry in Greenville with Vidant Medical Center as the top employer ▪ Home to East Carolina University and its Division of Health Sciences, which includes the School of Dental Medicine, Brody School of Medicine, the College of Allied Health Sciences and the College of Nursing ▪ 29.7% of the population has earned at least a bachelor’s degree Market Demographics Deposits In Historical Markets as of 6/30/18

13 Deposit Market Share 1 Community Banks defined as banks with less than $10.0B in assets Source: S&P Global Market Intelligence, FIG Partners ▪ Top 10 deposit market share in 9 of its 15 MSAs of operation ▪ Top 10 deposit market share in 10 of its 17 counties of operation North Carolina Community Banks 1 2018 Rank Parent Company Name State # of Branches Total Deposits ($000) Total Deposit Market Share (%) 1 First Bancorp NC 95 4,394,611 16.69 2 Live Oak Bancshares, Inc. NC 1 2,995,140 11.37 3 Southern BancShares (N.C.), Inc. NC 53 1,847,200 7.01 4 Fidelity BancShares (N.C.), Inc. NC 52 1,658,692 6.30 5 HomeTrust Bancshares, Inc. NC 19 1,334,511 5.07 6 Carolina Financial Corporation SC 37 1,193,119 4.53 7 Select Bancorp, Inc. NC 15 944,289 3.59 8 Peoples Bancorp of North Carolina, Inc. NC 21 918,744 3.49 9 SmartFinancial, Inc. TN 13 829,876 3.15 10 North State Bancorp NC 7 796,843 3.03 11 Piedmont Federal Savings Bank NC 10 660,475 2.51 12 Union Bank NC 15 599,758 2.28 13 Uwharrie Capital Corp NC 10 552,580 2.10 14 F & M Financial Corporation NC 11 542,864 2.06 15 American National Bankshares Inc. VA 9 514,105 1.95 16 Carolina Trust BancShares, Inc. NC 9 402,539 1.53 17 Park National Corporation OH 4 401,740 1.53 18 Carter Bank & Trust VA 27 387,132 1.47 19 First Carolina Financial Services, Inc. NC 3 387,087 1.47 20 Oak Ridge Financial Services, Inc. NC 4 369,037 1.40 Market Total 647 26,337,604 100.0 June 2018 Dunn, NC MSA 2018 Rank Parent Company Name State # of Branches Total Deposits ($000) Total Deposit Market 1 BB&T Corporation NC 4 265,411 26.01 2 Select Bancorp Inc. NC 2 214,900 21.06 3 First Citizens BancShares, Inc. NC 3 144,001 14.11 4 First Bancorp NC 3 130,249 12.76 5 First Federal Financial Corporation NC 4 112,675 11.04 6 PNC Financial Services Group, Inc. PA 2 59,433 5.82 7 Fidelity BancShares (N.C.), Inc. NC 2 44,082 4.32 8 SunTrust Banks, Inc. GA 1 30,667 3.01 9 United Community Banks, Inc. GA 1 17,544 1.72 10 Woodforest Financial Group, Inc. TX 1 1,449 0.14 Market Total 23 1,020,411 100.00 June 2018 Greenville, NC MSA 2018 Rank Parent Company Name State # of Branches Total Deposits ($000) Total Deposit Market 1 BB&T Corporation NC 6 494,033 23.28 2 Wells Fargo & Company CA 4 389,772 18.37 3 First Citizens BancShares, Inc. NC 6 297,376 14.02 4 Bank of America Corporation NC 2 215,350 10.15 5 Southern BancShares (N.C.), Inc. NC 6 176,344 8.31 6 PNC Financial Services Group, Inc. PA 3 115,086 5.42 7 F.N.B. Corporation PA 2 112,561 5.30 8 Select Bancorp Inc. NC 1 109,860 5.18 9 Union Bank NC 1 78,035 3.68 10 Carolina Financial Corporation SC 3 60,555 2.85 Market Total 39 2,121,821 100.00 June 2018

14 Creating Value Through M&A Merger Details Announced: July 21, 2017 Completed: December 15, 2017 Deal Value: $40.6 million Consideration: 70% Stock/30% Cash Target Financials (Announcement) Assets: $259.2 million Loans: $206.2million Deposits: $208.5 million LTM Earnings: $0.77 million Acquired 2 Branches of Yadkin Bank Leland, North Carolina Morehead City, North Carolina Transaction Details Announced: June 19, 2015 Completed: December 11, 2015 Deposits Transferred: $30.8 million Loans Acquired: $9.1 million Merger Details Announced: February 3, 2006 Completed: July 13, 2006 Deal Value: $16.6 million Consideration: 100% Cash Target Financials (Announcement) Assets: $59.6 million Loans: $33.3 million Deposits: $52.1 million LTM Earnings: $559,000 ▪ Proven ability to successfully execute and integrate acquisitions ▪ Select Bancorp continues to seek meaningful opportunities to grow via acquisition ▪ Ideal targets will have a significant presence in growing markets where Select can leverage its higher lending limit and additional products for maximum results Target Markets Myrtle Beach Roanoke Virginia Beach/Norfolk Winston - Salem/Greensboro Durham Merger Details Announced: September 30, 2013 Completed: July 25, 2014 Deal Value: $29.9 million Consideration: 100% Stock Target Financials (Announcement) Assets: $265.3 million Loans: $209.7 million Deposits: $215.4 million LTM Earnings: $2.2 million PROGRESSIVE STATE BANK Source: S&P Global Market Intelligence

15 Target Map Branch Locations Loan Production Offices Branch Coming Soon

16 Financial Overview ¹Non - GAAP measure; See “Non - GAAP Financial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional informa tion. ²Derived from audited financial statements. ³Unaudited Source: S&P Global Market Intelligence, Company Documents For the Quarter Ended Dollars in $000s except for per share data 12/31/15² 12/31/16² 12/31/17² 12/31/18² 3/31/2019 ³ Balance Sheet Total Assets $817,015 $846,640 $1,194,135 $1,258,525 $1,242,077 Gross Loans $617,398 $677,195 $982,724 $986,620 $992,155 Total Deposits $651,161 $679,661 $995,044 $980,427 $950,966 Loans/Deposits 94.81% 99.64% 98.75% 100.63% 104.33% Capital Common Equity $97,057 $104,273 $136,115 $209,611 $213,451 Preferred Equity $7,645 $0 $0 $0 $0 Total Equity/Assets 12.82% 12.32% 11.40% 16.66% 17.19% Tang. Common Equity/Tang. Assets¹ 10.99% 11.51% 9.27% 14.85% 15.38% Tier 1 Capital 15.04% 14.03% 11.04% 18.44% 18.37% Leverage Ratio 13.81% 12.99% 12.64% 15.65% 16.32% Profitability Measures Net Interest Margin 4.39% 4.20% 4.16% 4.19% 4.09% Non Interest Income/Average Assets 0.39% 0.39% 0.34% 0.38% 0.39% Non Interest Expense/Average Assets 2.77% 2.69% 2.76% 2.81% 2.68% Efficiency Ratio 67.18% 65.15% 72.69% 62.83% 65.62% ROAA 0.86% 0.81% 0.35% 1.12% 1.08% ROAE 6.42% 6.61% 2.93% 8.51% 6.32% Earnings per share $0.56 $0.58 $0.27 $0.87 $0.17 Net Income $6,553 $6,754 $3,185 $13,782 $3,307 Asset Quality NPAs/Assets 1.24% 1.18% 0.69% 1.01% 1.02% NCOs/Avg Loans 0.12% 0.02% 0.13% 0.00% 0.11% Reserves/Loans 1.14% 1.24% 0.90% 0.88% 0.86% Reserves/NPAs 69.43% 83.87% 107.27% 68.14% 67.38% For the Twelve Months Ended

85.16 67.18 65.15 72.69 62.83 65.62 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 17 3.90 7.97 7.51 3.46 9.47 9.68 0.00 2.00 4.00 6.00 8.00 10.00 12.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 0.37 0.86 0.81 0.35 1.12 1.08 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 Return on Average Tangible Common Equity¹ (%) Return on Average Assets (%) Net Interest Margin (FTE) (%) Efficiency Ratio (%) ¹Non - GAAP measure; See “Non - GAAP Financial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional informa tion. Note: 2017 and 2018 includes $865,727 and $1,826,449 of merger expenses; 2017 also includes $2,591,000 of expense related to ch anges in tax law. Source: S&P Global Market Intelligence Performance Highlights 3.88 4.39 4.20 4.16 4.19 4.09 3.60 3.70 3.80 3.90 4.00 4.10 4.20 4.30 4.40 4.50 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1

C&D 17.3% 1 - 4 Fam 16.2% HELOC 5.1% CRE 46.4% Multifam 5.8% C&I 8.0% Consr & Other 1.2% 18 Non Interest Bearing 25.3% NOW & MMDA 27.6% Savings 5.1% Retail Time Deposits 12.3% Time Deposits of $100,000 or more 29.8% Note: Data as of March 31, 2019 Source: S&P Global Market Intelligence Total Deposits: $951.0 million at 3/31/19 Gross Loans: $991.8 million at 3/31/19 Loan and Deposit Mix Composition Deposit Type ($000) % of Total Non Interest Bearing 240,262 25.2% NOW & MMDA 262,169 27.6% Savings 48,080 5.1% Retail Time Deposits 117,350 12.3% Time Deposits of $100,000 or more 283,105 29.8% Total Deposits $950,966 100.0% MRQ Cost of Deposits: 1.21% Composition Loan Type ($000) % of Total Constr & Dev 181,162 18.3% 1-4 Family Residential 156,732 15.8% Home Equity 48,760 4.9% Commercial Real Estate 458,488 46.2% Multifamily 57,230 5.8% Commercial & Industrial 79,729 8.0% Consr & Other 11,430 1.2% Total $993,531 Less: Unearned Income 1,730 -0.2% Total Loans $991,801 100.0% MRQ Yield on Loans: 5.42%

19 1.24 1.14 1.24 0.90 0.88 0.86 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 0.00 0.12 0.02 0.13 0.00 0.11 0.00 0.05 0.10 0.15 0.20 0.25 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1¹ 13,461 10,113 10,029 8,236 12,723 12,629 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 1.76 1.24 1.18 0.69 1.01 1.02 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 NPAs/Total Assets (%) Nonperforming Assets ($000) Net Charge - offs/Average Loans (%) Loan Loss Reserve/Gross Loans (%) ¹Annualized Source: S&P Global Market Intelligence, Public Company Documents Credit Quality

20 Note: As of December 31, 2018 Source: Public Company Documents Asset Liability Management Interest Rate Effect on Effect on Change Net Interest Income Economic Value of Equity +4.0% 17.9% 10.1% +3.0% 13.8% 8.2% +2.0% 9.5% 6.2% +1.0% 4.8% 3.4% No Change - - -1.0% (4.7)% (4.5)% Select Bancorp, Inc. Interest Rate Sensitivity Select Bancorp, Inc. is Asset Sensitive

21 ¹SLCT Price/ Tangible Book Value is based on TBV per share of $9.68. Tangible book value is a non - GAAP measure. See “Non - GAAP Fi nancial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional information. Source: S&P Global Market Intelligence; Data as of April 22, 2019 Relative Market Valuation Price / Tangible Book Value¹ (%) 98.9 109.4 116.4 117.5 122.4 128.0 129.3 132.6 141.8 149.2 153.6 170.2 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 BAYK OPOF ESXB BOTJ SLCT FBSS PEBK CFFI FCCO SFST NKSH AMNB

22 ¹Tangible common equity and tangible book value are Non - GAAP measures. See “Non - GAAP Financial Measures” on slide 3 and “Non - GAAP Reconciliation” on slide 23 for additional information. Source: S&P Global Market Intelligence Capital Structure Select Bancorp, Inc. Select Bank & Trust Company $000's (except per share data) 3/31/19 $000's 3/31/19 Borrowings Bank Capital Structure Borrowings $52,000 Total Equity $185,338 Trust Preferred Securities ("TRUPS") 12,372 Unrealized Loss / (Gain) (301) Total Borrowings $64,372 Disallowable Goodwill & Intangibles (26,445) Disallowable Def Tax Assets (999) Shareholders' Equity Other 0 Common Stock 19,326 Tier I Capital 157,593 Retained Earnings 42,947 Tier II Qualifying Debt 0 Capital Surplus & AOCI 151,178 Qualifying ALLL 8,510 Total Common Equity 213,451 Total Risk-based Capital $166,103 Total Shareholders' Equity $213,451 Tangible Book Value¹ Regulatory Capital Ratios Tangible Common Equity $187,006 Leverage Ratio 13.02% Shares Outstanding 19,326,485 Tier I Risk-based Capital 14.63% Tangible Book Value per Share $9.68 Total Risk-based Capital 15.42%

23 Non - GAAP Reconciliation Reconciliation of Tangible Common Equity and Tangible Assets Calculations Select Bancorp, Inc. GAAP Reconciliation (Unaudited) (Dollars in thousands, except per share data) As of March 31, 2019 Tangible Common Equity: Common Shareholders' Equity - GAAP 213,451$ Adjustments Goodwill (24,579) Core Deposit Intangible (1,866) Tangible Common Equity 187,006$ Tangible Assets: Total Assets - GAAP 1,242,077$ Adjustments Goodwill (24,579) Core Deposit Intangible (1,866) Tangible Assets 1,215,632$ Common Shares Outstanding 19,326,485 Tangible Common Equity to Tangible Assets Ratio 15.38% Tangible Book Value Per Share 9.68$

24